ING SERIES FUND, INC.

(“Registrant”)

Supplement dated September 30, 2009

To the Registrant’s Domestic Equity Funds’ Class A, Class B and Class C Prospectus and

Class I and Class W Prospectus each dated September 30, 2009 and;

To the Registrant’s Strategic Allocation Funds’ Class A, Class B and Class C Prospectus

dated September 30, 2009

(each a “Prospectus” and collectively “Prospectuses”)

1.                                      Revision to Class W Shares’ Eligible Investors

On September 24, 2009, the Board of Directors of ING Series Fund, Inc. (“Board”) approved revisions to the list of eligible investors who may invest in the Domestic Equity Funds’ Class W shares. The Domestic Equity Funds’ Class I and Class W Prospectus is amended as follows:

Effective on or about November 14, 2009, the section entitled “Shareholder Guide — How to Purchase Shares — Class W shares” found on page 22 of the Domestic Equity Funds’ Class I and Class W Prospectus is hereby deleted in its entirety and replaced with the following:

Class W Shares

The minimum initial investment for Class W shares is $1,000. Class W shares are offered at NAV without a sales charge to: (i) qualified retirement plans such as 401(a), 401(k) or other defined contribution plans and defined benefit plans; (ii) insurance companies and foundations investing for their own account; (iii) wrap programs offered by broker-dealers and financial institutions; (iv) accounts of or managed by trust departments; (v) individuals whose accounts are managed by an investment adviser representative, as defined in Rule 203A-3(a) under the Investment Advisers Act of 1940; (vi) retirement plans affiliated with ING Groep N.V.; (vii) ING Groep N.V. affiliates for purposes of corporate cash management; and (viii) by other ING Funds in the ING Family of Funds.

2.                                      Closure of Class B shares

On September 24, 2009, the Board approved the closure of Class B shares of each series of the Registrant to new and additional investments effective on or about January 4, 2010.  Effective on or about January 4, 2010, the Domestic Equity Funds’ and the Strategic Allocation Funds’ Class A, Class B and Class C Prospectuses are amended as follows:

(a)                                  The following footnote is added to the table entitled “Fees You Pay Directly” in the section entitled “What You Pay to Invest” found on page 18 of the Domestic Equity Funds’ Class A, Class B and Class C Prospectus and on page 10 of the Strategic Allocation Funds’ Class A, Class B and Class C Prospectus with reference to the column heading “Class B”:

(6)          New or additional investments in Class B shares of the Funds are no longer permitted with certain exceptions.  For additional information, please see the discussion of sales charges in the Shareholder Guide section of this Prospectus.

(b)                                 The fifth bullet point in the section entitled “Shareholder Guide — Choosing a Share Class — ING Purchase Options — Class B” found on page 21 of the Domestic Equity Funds’ Class A, Class B and Class C Prospectus is hereby deleted and replaced with the following:

•                  Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

(c)                                  The section entitled “Shareholder Guide — Choosing a Share Class — ING Purchase Options — Class B” found on page 19 of the Strategic Allocation Funds’ Class A, Class B and Class C Prospectus is hereby amended to include the following as the fifth bullet point:

•                  Class B shares of the Funds are closed to new investment, provided that: (1) Class B shares of the Funds may be purchased through the reinvestment of dividends issued by Class B shares of the Funds; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses, Class B shares of the Funds may be acquired through exchange of Class B shares of other funds in the ING mutual funds complex.

3.                                      Revision of Class A Shares’ Exchange Policy

On September 24, 2009, the Board approved a revision to the Funds’ Class A shares’ exchange policy. Effective on or about January 11, 2010, the section entitled “Shareholder Guide — Transaction Policies — Exchanges” beginning on page 29 of the Domestic Equity Funds’ Class A, Class B, and Class C Prospectus and found on page 28 of the Strategic Allocation Funds’ Class A, Class B and Class C Prospectus is hereby amended to delete and replace the second paragraph under this section and insert an additional paragraph immediately following the revised second paragraph as reflected below:

The total value of shares being exchanged must at least equal the minimum investment requirement of the Fund into which they are being exchanged. Exchanges of shares across ING Funds as discussed above are sales and may result in a gain or loss for federal and state income tax purposes.

You may also exchange Class A shares of any Fund for a different class of the same Fund, which you are eligible to purchase, subject to the discretion of the Distributor to permit or reject such an exchange.  You should consult your own tax advisor for advice about the particular federal, state and local tax consequences to you of such an exchange.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE